Exhibit 99.1

NEOMI ASSOCIATES INC
Incorporated in British Virgin Islands
Registration no 360518

CONSOLIDATED ACCOUNTS

YEAR ENDED 31ST MARCH 2006

E C BROWN & BATTS
Registered Auditors
Chartered Accountants
Delta House
175-177 Borough High Street
London
SE1 1HR

NEOMI ASSOCIATES INC
Incorporated in British Virgin Islands

CONTENTS

Page
REPORT OF THE DIRECTORS	1-2

STATEMENT OF DIRECTORS RESPONSIBILITIES	3

REPORT OF THE AUDITORS	4

CONSOLIDATED PROFIT AND LOSS ACCOUNT	5

CONSOLIDATED BALANCE SHEET	6

CASH FLOW STATEMENT	7-8

NOTES TO THE ACCOUNTS	9-18

NEOMI ASSOCIATES INC

REPORT OF THE DIRECTORS

The directors have pleasure in presenting their annual report and consolidated accounts of Neomi Associates Inc for the year ended 31st March 2006. The consolidated accounts include the results for those companies which were owned by Neomi Associates Inc at the balance sheet date other than Omnibet Ltd. For Omnibet Ltd only the Greyhounds part of its business is included in the consolidation for reasons explained below.

GROUP STRUCTURE

The group consists of the following entities at the year end:

	Country of
Company	Incorporation	Percentage Owned

Global Draw Ltd	England	100%
Pagoda Leisure Ltd	England	90%
Jackpot Dream Ltd	England	100%
Omnibet Ltd	Malta	100%

PRINCIPAL ACTIVITIES

Neomi Associates Inc acts as a holding company for its subsidiaries. The group companies own the intellectual property rights by which the group companies carry out their trade.

Global Draw Ltd provides terminals and related hardware to Licenced Betting Offices to operate and support interactive fixed odds number betting games.

Pagoda Leisure Ltd is a licensed bookmaker. In the year under review it operated a telephone—credit betting business.

Jackpot Dream Ltd and Omnibet Ltd accepted bets from individual customers via agencies established on the continent for fixed-odds numbers betting products known as the  “Greyhounds” business.

REVIEW OF THE BUSINESS

In May 2005 Neomi Associates Inc sold its subsidiary Krullind Ltd to Ladbrokes. Prior to that sale, Krullind’s telephone-credit betting business was sold to Pagoda Leisure Ltd.

Following a change in overseas legislation relating to betting duty, the group took the decision to transfer the Greyhounds FOB business operations of Jackpot Dream Ltd to Omnibet Ltd with effect from 1st January 2006.

In March 2006 the decision was taken to close Omnibet. As a result the Greyhounds FOB business was transferred from Omnibet Ltd to Pagoda Leisure Ltd with effect from 11th April 2006.

On 20th April 2006 Neomi Associates Inc was acquired by Scientific Games International Holdings Ltd. At that date Neomi Associates Inc sold its shares in Jackpot Dream Ltd and Omnibet Ltd to other parties.

Consequently these accounts reflect the trading activities that were acquired by Scientific Games International Holdings Ltd.

NEOMI ASSOCIATES INC

REPORT OF THE DIRECTORS
(Continued)

DIVIDENDS

Interim dividends of £8,196,985 have been paid for the year. The directors do not propose the payment of a final dividend.

FIXED ASSETS

Details of the acquisitions of fixed assets in the year are set out in the notes to the accounts.

DIRECTORS

The directors, each of whom served throughout the year, and their beneficial interest in the shares of the company were as follows:

Ordinary shares of £1 each
31st March 2006
W Grubmuller	93

OTHER CHANGES

As disclosed in the review of the business, on 20th April 2006 the company was acquired by Scientific Games International Holdings Limited, a company registered in the UK.

At the date of sale Mr Grubmuller resigned as director of the company and in his place was appointed Messrs M E Schloss and W J Huntley.

The directors are hopeful that with the combination of the technology, expertise and business relationship between Neomi Associates Inc, its subsidiaries and Scientific Games Corporation the group will be able to develop its European VLT business as well as developing its position in the UK betting and gaming market and to assist entry into new markets.

On 31st March 2006 the director and the sole shareholder of Neomi Associates Inc transferred 6 of his shares to the director of Global Draw Ltd in recognition of his achievements within that company. He also transferred one share to an employee of Global Draw Ltd.

AUDITORS

E C Brown & Batts were engaged.

NEOMI ASSOCIATES INC

STATEMENT OF DIRECTORS RESPONSIBILITIES

It is the responsibility of the directors to prepare financial statements for each financial year, which gives a true and fair view of the state of affairs of the company, and of the profit or loss of the company for that year. In preparing those financial statements, the directors are required to:

(a)           select suitable accounting policies and apply them consistently;

(b)          make judgements and estimates that are reasonable and prudent;

(c)           state whether applicable accounting standards have been followed.

(d)          prepare the financial statements of the going concern basis, unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy, at any time, the financial position of the company. They are also responsible for safeguarding the assets of the company and, hence, for taking reasonable steps for the prevention and detection of fraud and other irregularities.

In the case of each of the persons who are directors at the time when the directors report is approved:

•                  so far as the director is aware, there is no relevant audit information (information needed by the company’s auditors in connection with preparing their report) of which the company’s auditors are unaware, and

•                  each director has taken all the steps that he ought to have taken as a director in order to make himself aware of any relevant audit information and to establish that the company’s auditors are aware of that information.

Amounts are presented within items in the profit and loss account and balance sheet, and the directors have had regard to the substance of the reported transaction or arrangement, in accordance with generally accepted accounting principles or practice.

For and on behalf of the Board

Director

27th June 2006

NEOMI ASSOCIATES INC

INDEPENDENT AUDITORS REPORT

TO THE DIRECTORS OF NEOMI ASSOCIATES INC (Incorporated in the British Virgin Islands)

We have audited the accompanying consolidated balance sheet of Neomi Associates Inc for the year ended 31st March 2006, the related consolidated profit and loss account and cash flow statement for the year then ended which, as described in Note 1, have been prepared on the basis of generally accepted accounting principles in the United Kingdom. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Neomi Associates Inc at 31st March 2006 and the results of its operations for the year then ended in conformity with generally accepted accounting principles in the United Kingdom.

Generally accepted accounting principles in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 22 to the consolidated financial statements.

E C BROWN & BATTS

Registered Auditors
   Chartered Accountants

Delta House
175-177 Borough High St
London
SE1 1HR

27th June 2006

NEOMI ASSOCIATES INC

CONSOLIDATED PROFIT AND LOSS ACCOUNT

YEAR ENDED 31ST MARCH 2006

	Notes	2006
		£

TURNOVER	1(b)/2	106,013,176
Cost of Sales		(88,086,107)

GROSS PROFIT		17,927,069
Selling and Distribution costs		(640,987)
Administrative Expenses	3	(9,305,741)

OPERATING PROFIT	4	7,980,341
Interest receivable and other income		166,087
Interest payable and similar charges	6	(40,869)

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		8,105,559
Taxation	7	751,959

PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION	15	£8,857,518

All of the group’s activities are classed as continuing.

There were no recognized gains or losses for the year other than those included in the profit and loss account. Consequently a statement of total recognized gains and losses has not been provided.

The notes on pages 8 to 18 form part of these financial statements.

NEOMI ASSOCIATES INC

CONSOLIDATED BALANCE SHEET

AT 31ST MARCH 2006

	Notes	2006
		£	£
FIXED ASSETS
Intangible Assets	8		10,062,378
Tangible Assets	9		8,435,208

CURRENT ASSETS
Stock	10	706,808
Debtors	11	11,925,616
Cash in hand and at bank		3,338,350
		15,970,774

CREDITORS: Amounts falling due within one year	12	30,638,956

NET CURRENT (LIABILITIES)			(14,668,182)
Total Assets less Current Liabilities			£3,829,404

CAPITAL AND RESERVES
Share Capital	14		64
Profit and Loss Account	15		3,829,340
Shareholders funds	16		£3,829,404

Director

27th June 2006

The notes on pages 8 to 18 form part of these accounts.

NEOMI ASSOCIATES INC

CONSOLIDATED CASH FLOW STATEMENT

YEAR ENDED 31st MARCH 2006

	Notes	2006
		£	£

NET CASH INFLOW FROM OPERATING ACTIVITIES	1		37,618,659

RETURNS ON INVESTMENT AND SERVICING OF FINANCE
Interest received		166,087
Interest paid		(40,869)

Net cash inflow for returns on investments and servicing of finance			125,218

TAXATION
Corporation Tax paid			(6,474,015)

CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT
Purchase of intangible assets		(2,503,550)
Purchase of tangible fixed assets		(4,871,596)
Receipts from sale of tangible assets		11,825
Net cash (outflow) for capital expenditure and financial investment			(7,363,321)

Equity dividends paid			(8,196,985)

INCREASE IN CASH AND CASH EQUIVALENTS	2		£15,709,556

NEOMI ASSOCIATES INC

NOTES TO CONSOLIDATED CASH FLOW STATEMENT

YEAR ENDED 31st MARCH 2006

1.                 RECONCILIATION OF OPERATING PROFIT
TO NET CASH INFLOW FROM OPERATING ACTIVITIES

2006
£
Operating Profit	7,980,341
Amortisation of intangible fixed assets	4,339,743
Depreciation of tangible fixed assets	6,267,055
Loss on sale of fixed assets	56,957
Decrease in stock	58,293
Decrease in Debtors	1,718,159
Increase in Creditors	17,198,111

Net cash inflow from operating activities	£37,618,659

2.                 ANALYSIS OF CHANGES IN CASH AND
CASH EQUIVALENTS DURING THE YEAR

2006
£
Balance at 1st April	(12,371,206)
Net cash inflow	15,709,556
Balance at 31st March	£3,338,350

3.                       ANALYSIS OF NET DEBT

2006
£
Cash at bank and in hand	3,338,350
Debt due after 1 year	—
Debt due within 1 year	—
Finance leases	—
Net funds at 31st March	£3,338,350

NEOMI ASSOCIATES INC

NOTES TO THE CONSOLIDATED ACCOUNTS

31ST MARCH 2006

1.               ACCOUNTING POLICIES

The financial statements have been prepared in accordance with general applicable accounting standards in the United Kingdom. The particular accounting policies adopted are described below:

(a)           Basis of Accounting

The financial statements have been prepared under the Historical Cost Convention. They include the results of the group’s operations as described in the directors report, all of which are continuing .

(b)          Basis of Consolidation

The group financial statements consolidate the accounts and trading activities of those operations, which were acquired by Scientific Games International Holdings Ltd on 20th April 2006. They therefore include the results of the following companies:

Company	Registered	Year End Date

Global Draw Ltd	England	31st March 2006
Pagoda Leisure Ltd	England	31st March 2006

They also include the trading activities of the following companies, which were not acquired by Scientific Games International Holdings Ltd but whose trading activities were subsequently transferred into Pagoda Leisure Ltd.

Company	Registered	Period

Jackpot Dream Ltd	England	1st April 2005 to 31st December 2005

Omnibet Ltd	Malta	1st January 2006 to 31st March 2006

(c)           Revenue Recognition and Turnover

Global Draw Limited

Revenue is recognised from renting of the Fixed Odds Betting (FOB) terminals and systems and interactive sports betting systems on the basis of the rental incomes due from Licenced Betting Offices (LBO) under contractual obligations up to the balance sheet date. Turnover is stated exclusive of Value Added Tax

Jackpot Dream Limited;  Omnibet Limited

Revenue is recognised from the Greyhounds FOB business in respect of individual bets (“stakes”) placed by customers on events that have completed by the balance sheet date. Turnover represents the value of stakes receivable.

Pagoda Leisure Limited

Revenue is recognised from the telephone betting business of customers in respect of individual bets (“stakes”) placed on events that have occurred by the balance sheet date. Turnover is stated exclusive of Value Added Tax.

NEOMI ASSOCIATES INC

NOTES TO THE CONSOLIDATED ACCOUNTS

31ST MARCH 2006

1.               ACCOUNTING POLICIES (Continued)

(d)          Intangible Fixed Assets

Purchased goodwill and other intangible fixed assets are capitalized and amortised through the profit and loss account over their estimated useful economic lives on the following bases.

Goodwill:	impairment review
Computer Software:	over seven years

A full year’s charge is made in the year of acquisition. The net book amounts of intangible fixed assets are reviewed by the directors at the end of the first full financial year after acquisition and on the occurrence of any event or change in circumstances indicating that there may have been a decline in the carrying value of those assets.

Impairment is measured by comparing the carrying value of the asset with the higher of the net realizable value and the value in use. The value in use is measured with reference to discounted cash flows based on future anticipated revenue and the company’s weighted average cost of capital. Any impairment charges are recognized in the profit and loss account for the period in which they arise, unless they relate to previously re-valued assets.

(e)           Tangible Fixed Assets and Depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives, on the following bases:

Motor vehicles	25% reducing balance
Terminals and computer equipment	25% straight line
Plant and machinery	20% reducing balance
Furniture, fittings, and office equipment	15% reducing balance

(f)             Stock

Stock represents various computer accessories and spare parts purchased to enable repairs to be made to the fixed odds betting terminals. The stock has been valued at the lower of cost or net realisable value.

(g)          Deferred Taxation

The charge for taxation takes into account taxation deferred as a result of timing differences between the treatment of certain items for taxation and accounting purposes. In general, deferred taxation is recognized in respect of all timing differences that have originated but not reversed at the balance sheet date. However, deferred tax assets are recognised only to the extent that the directors consider that it is more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted. Deferred taxation is measured on a non-discounted basis at the tax rates that are expected to apply in the periods in which the timing differences reverse, based on tax rates and laws enacted or substantively enacted at the balance sheet date.

NEOMI ASSOCIATES INC

NOTES TO THE CONSOLIDATED ACCOUNTS

31ST MARCH 2006

1.               ACCOUNTING POLICIES (Continued)

(h)          Foreign Currency

Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate ruling on the date of the transaction. Exchange differences are taken into account in arriving at the operating profit.

(i)              Leased assets

Where assets are financed by leasing agreements that give rights approximating to ownership (“finance leases”), the assets are treated as if they had been purchased outright. The amount capitalized is the fair value of the asset concerned. The corresponding liability to the leasing company is included as an obligation under finance leases. Depreciation on leased assets is charged to the profit and loss account over the shorter of the lease terms and their useful lives.

Leasing payments are treated as consisting of capital and interest elements, and interest is charged to the profit and loss account on a straight line basis which is considered to be a reasonable approximation to a constant rate of charge on the outstanding balance. All other leases are treated as “operating leases” and the relevant annual rentals are charged to the profit and loss account on a straight-line basis over the lease term, unless they relate to vacant leasehold properties in which case provision is made on a discounted basis for the net obligation under the lease. The unwinding of the discount is disclosed within interest payable and similar charges.

(j)              Pensions

The company operates a defined contribution pension scheme, and the pension charge included in the profit and loss account represents the amounts payable by the company to the fund in respect of the year.

(k)           Provisions

Provisions are set up only where it is probable that a present obligation exists as a result of an event prior to the balance sheet date and that a payment will be required in settlement that can be estimated reliably.

2.               TURNOVER

Turnover derives from rental income from betting terminals and bets placed with the bookmaking companies within the group.

A geographical breakdown of sales is as follows:

2006
£
UK	31,678,379
Continental Europe	74,334,797
£106,013,176

NEOMI ASSOCIATES INC

NOTES TO THE CONSOLIDATED ACCOUNTS

31ST MARCH 2006

2.               TURNOVER (Continued)

The separate business segments are as follows:

2006
£
Turnover
Rental of terminals	31,843,379
Telephone credit business	1,114,701
Greyhounds FOB business	73,055,096
£106,013,176
Operating Profit
Rental of terminals	7,773,801
Telephone credit business	(1,100,816)
Greyhounds FOB business	1,961,795
Parent’s own costs only	(496,496)
£8,138,284

3.               EXCEPTIONAL EXPENSES

Included in administration expenses are the following costs which, in the opinion of the directors, are non-recurring and therefore are unlikely to arise in future periods:

2006
£
Write-off of computer software	272,600
Write-off of goodwill	975,000
Employees National Insurance contributions on shares transferred	1,397,760
Employee bonuses	987,600
Pension contributions	610,000
Legal and professional fees	405,865
£4,648,825

4.               OPERATING PROFIT

The Group operating profit is stated after charging:

2006
£
Amortisation of intangible fixed assets	3,092,143
Depreciation of tangible fixed assets	6,267,055
Loss on disposal of tangible fixed assets	56,957
Directors remuneration and fees	264,333
Hire of Equipment	183,414
Auditors remuneration: Audit	120,000
Other services	351,200

Exceptional expenses (see note 3)	£4,648,825

NEOMI ASSOCIATES INC

NOTES TO THE CONSOLIDATED ACCOUNTS

31ST MARCH 2006

5.               STAFF COSTS

The Group staff costs were as follows:

2006

£
Wages and salaries	5,655,262
Social security costs	1,986,068
Pension costs	674,940
£8,316,270

The average weekly number of employees, including directors, during the year was as follows:

2006
Production	99
Maintenance	38
Office and Administration	23
160

The highest paid director received an amount of £1,070,486 including salary and bonuses. In addition, a sum of £54,570 was paid into a money purchase pension scheme on behalf of that director and a further sum of £215,000 was due to be paid into that pension scheme at the company’s balance sheet date.

The highest paid director received shares in the company’s parent company during the year, which were valued at £9,360,000.

6.               INTEREST PAYABLE

2006
£
On loans and overdrafts	32,861
Finance lease interest	8,008
£40,869

7.               TAXATION

2006
£
Profit on ordinary activities before taxation	£8,105,559
Profit/(Loss) at UK corporation tax rate of 30%	2,431,668

Effects of:
Expenses not deductible for tax	392,623
Parent’s Income not subject to Tax	(346,477)
Share transfer	(3,276,000)
Depreciation in excess of capital allowances and other timing differences	850,141
Losses carried forward	35,794
Current tax charge for the year	87,749
Group Relief	—
Over provision in prior periods	(708)
Deferred tax: (see Note 13)
(Reversal)/Origination of timing differences	(839,000)
Tax Credit	£(751,959)

NEOMI ASSOCIATES INC

NOTES TO THE CONSOLIDATED ACCOUNTS

31ST MARCH 2006

8.   INTANGIBLE FIXED ASSETS

		Computer
	Goodwill	Software	Total
Cost	£	£	£
At 1st April 2005	—	21,175,000	21,175,000
Additions	975,000	1,528,550	2,503,550

At 31st March 2006	£975,000	£22,703,550	£23,678,550

Amortisation
At 1st April 2005	—	9,276,429	9,276,429
Charge for the year	975,000	3,364,743	4,339,743

At 31st March 2006	£975,000	£12,641,172	£13,616,172
Net Book Value
At 31st March 2006	£ Nil	£10,062,378	£10,062,378

9.   FIXED ASSETS—GROUP

	Terminals & Computer Equipment	Motor Vehicles	Plant & Machinery	Fixtures Fittings & Office Equipment	Improvements to Leasehold Premises	Total
Cost	£	£	£	£	£	£
At 1st April 2005	22,031,047	1,064,573	15,959	249,715	96,902	23,458,196
Additions	4,456,464	298,619	11,080	85,233	20,200	4,871,596
Disposals	—	(180,897)	—	—	—	(180,897)
At 31st March 2006	£26,487,511	£1,182,295	£27,039	£334,948	£117,102	£28,148,895

Depreciation
At 1st April 2005	12,980,136	474,425	11,231	92,955	—	13,558,747
Charge for the year	5,924,525	204,996	3,162	46,149	88,223	6,267,055
Disposals	—	(112,115)	—	—	—	(112,115)
At 31st March 2006	£18,904,661	£567,306	£14,393	£139,104	£88,223	£19,713,687
Net book value
At 31st March 2006	£7,582,850	£614,989	£12,646	£195,844	£28,879	£8,435,208

NEOMI ASSOCIATES INC

NOTES TO THE CONSOLIDATED ACCOUNTS

31ST MARCH 2006

10.   STOCK

2006
£
Stock of spare parts	£706,808

11.   DEBTORS

2006
£
Trade Debtors	1,963,179
Corporation tax recoverable	2,601,920
Other Debtors	3,675,177
Deferred Taxation	1,315,960
Prepayments and Accrued Income	2,369,380
£11,925,616

Further details regarding deferred taxation are contained in Note 13 below.

Included within other debtors is the sum of £5,000 loaned to a director of Global Draw Ltd, Mr B Stapley on 12th April 2005. This loan was interest-free.

12.   CREDITORS:   Amounts falling due within one year

2006
£
Trade creditors	1,285,577
Social security and other taxes	2,167,095
Corporation tax	—
Other creditors and accruals	4,824,998
Finance lease creditor	—
Directors current account	22,361,286
Loan repayable	—
£30,638,956

NEOMI ASSOCIATES INC

NOTES TO THE CONSOLIDATED ACCOUNTS

31ST MARCH 2006

13.   DEFERRED TAXATION

2006
£
Other timing differences	(183,000)
Deprecation charged in excess of capital allowances	(1,132,960)
£(1,315,960)
At the beginning of the year	(476,960)
Transfer to profit & loss account	(839,000)
At the end of the year	£(1,315,960)

14.   SHARE CAPITAL

2006
Authorised	£
100 Ordinary shares of $1 each	£64

Allotted, Issues and Fully Paid
100 Ordinary shares of $1 each	£64

15.   RECONCILIATION OF RESERVES

	Called Up Share Capital	Profit & Loss Account
	£	£
Balance at 1st April 2005	64	3,168,807
Profit for the year	—	8,857,518
Dividends paid	—	(8,196,985)
Balance as at 31st March 2006	£64	£3,829,340

16.   MOVEMENT ON SHAREHOLDERS FUNDS

2006
£
Profit for the year	8,857,518
Less: Dividends paid	(8,196,985)
Opening shareholders funds	3,168,871
Closing shareholders funds	£3,829,404

17.   ULTIMATE PARENT COMPANY

Since the balance sheet date the company’s ultimate parent company has become Scientific Games Corporation, which is incorporated and registered in the USA. It holds 100% of the share capital of Neomi Associates Inc.

NEOMI ASSOCIATES INC

NOTES TO THE CONSOLIDATED ACCOUNTS

31ST MARCH 2006

18.   RELATED PARTY TRANSACTIONS

Consultancy fees of £250,000 were charged to the group by Mr W Grubmuller, the director, for services provided in respect of international business development.

The company was charged rent of £18,600 in the year on two flats which are owned by Mr. W Grubmuller and are used for overseas software specialists when visiting the UK on the company’s business.

Global Draw Ltd rents office space from Scrivan Properties Ltd at a cost of £180,000 per annum. Scrivan Properties Ltd is a BVI registered  company which is owned by Mr. W Grubmuller.

19.   OTHER COMMITMENTS

At 31st March 2006 the company had annual commitments under non-cancellable operating leases as follows:

	Land and Buildings	Other
	£	£
Expiry Date: Within one year	8,900	114,080
Between one and five years	41,870	210,000
After more than five years	180,000	—

The company has also paid a 10% deposit of £9,975 to take a box at the new Wembley Stadium. When that building is complete, the balance remaining of £89,975 will become due and under the terms of the agreement, the company will be obliged to take a certain number of tickets for events staged at that venue for the following five years. Such additional potential costs cannot be ascertained at the balance sheet date.

20.   CAPITAL COMMITMENTS

At the year end, the company had capital commitments contracted for but not provided for in these financial statements of £54,207.

21.   POST BALANCE SHEET EVENTS

On 20th April 2006 the company was sold to Scientific Games International Holdings Ltd, a UK company.

NEOMI ASSOCIATES INC

NOTES TO THE CONSOLIDATED ACCOUNTS

31ST MARCH 2006

22.   SUMMARY OF SIGNIFICANT DIFFERENCE BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES

The Consolidated financial statements of Neomi Associates Inc. have been prepared in conformity with UK GAAP, which differs in certain respects from US GAAP. Under UK GAAP, the revenue for the bookmaking business is recorded gross based on the wager placed by the customer.  Under US GAAP the revenue should be recorded net whereby the wager placed by the customer is netted against the win paid to the customer. The impact on the financial statements would be a decrease in revenue in the amount of £63,151,875 and a corresponding decrease in cost of sales in the amount of £63,151,875.